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                                                                   EXHIBIT 10.13

                              WARRANT CERTIFICATE


No. 7                                                           500,000 Warrants

THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH WARRANTS MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO ICX ELECTRONICS.COM, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED PURSUANT TO AN EXEMPTION THEREFROM. NO TRANSFER OF ANY SUCH WARRANT SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                            VOID AFTER APRIL 25, 2001

                                WARRANTS FOR THE
                           PURCHASE OF PREFERRED STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED, MAGNECOMP INTERNATIONAL LIMITED, a corporation organized and existing under the laws of the Nation of Singapore (the "Holder"), is the owner of the number of warrants specified above (the "Warrants") issued by ICX ELECTRONICS.COM, a corporation organized and existing under the laws of the State of California (the "Corporation"). The Warrants represented hereby entitle the Holder to purchase, subject to the terms and conditions set forth in this instrument (the "Warrant Certificate"), five hundred thousand (500,000) shares of validly-issued, fully-paid and non-assessable shares of the preferred stock of the Corporation (the "Preferred Stock"). Such purchase may be made subject to the terms hereof, at any time, and from time to time, prior to or on the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with a written notice signed by the Holder stating the number of shares of Preferred Stock with respect to which such exercise is being made, at the principal corporate address of the Corporation, accompanied by payment of Four Dollars ($4.00) per share (as may be adjusted hereunder) for each Warrant exercised (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to ICX ELECTRONICS.COM. The Purchase Price and the number of shares of Preferred Stock subject to purchase upon the exercise of the Warrants are subject to modification or adjustment as set forth herein.

SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

       (a)    "Adjusted Purchase Price" shall have the meaning given to it in
              Section 5 of this Agreement.

       (b) "Change of Shares" shall have the meaning given to it in Section 5 of this Agreement.

       (c) "Commission" shall mean the United States Securities and Exchange Commission.


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       (d)    "Corporate Office" shall mean the office of the Corporation at which, at any particular time, its principal business shall be administered, which office is currently located at 400 Camino de Estrella, Suite C, San Clemente, California 92672.

       (e) "Exercise Date" shall mean, as to any Warrant, the date on which the Corporation shall have received both (a) this Warrant Certificate, together with a written notice of exercise in accordance herewith, duly executed by the Holder hereof, or his attorney duly authorized in writing, and indicating that the Holder is thereby exercising such Warrant, and (b) payment in cash, or by official bank or certified check made payable to the Corporation, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

       (f) "Expiration Date" shall mean 5:00 P.M. (Pacific Standard Time) on April 25, 2001. If such date shall be a holiday or a day on which banks are authorized to close in the State of California, then the Expiration Date shall mean 5:00 P.M. (Pacific Standard Time) of the next consecutive day on which does not fall on a holiday or a day on which banks are authorized to close in the State of California.

       (g) "First Triggering Event" shall mean the filing by the Corporation with the Commission of a Registration Statement for the registration of certain of its securities for public offer and sale.

       (h) "Holder" shall mean, as to any Warrant and as of any particular date, the person in whose name the Warrant Certificate representing such Warrant shall be registered as of that date on the books maintained by the Corporation.

       (i) "Preferred Stock" shall mean the preferred stock of the Corporation, which has the right to participate in the distribution of earnings and assets of the Corporation without limit as to amount or percentage.

       (j) "Purchase Price" shall mean the purchase price to be paid upon exercise of each Warrant hereunder in accordance with the terms hereof, which price shall be Four Dollars ($4.00), subject to adjustment from time to time pursuant to the provisions of Section 5 hereof

       (k) "Second Triggering Event" shall mean the declaration by the Commission of the effectiveness of a Registration Statement filed by the Corporation, permitting the Corporation to make a public offering and sale of its securities.

       (l) "Securities Act" shall mean the Securities Act of 1933, and any amendments or modifications, or successor legislation, thereto adopted, and all regulations, rules or other laws enacted thereunder.

       (m) "Share Purchase Agreement" shall mean that certain investment agreement, dated as of April 7, 2000, by and between MAGNECOMP INTERNATIONAL LIMITED and ICX ELECTRONICS.COM.

       (n) "Warrants" shall mean the Warrants represented by this Warrant Certificate.


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       (o)    "Warrant Certificate" shall mean any certificate (including this certificate) representing Warrants.

       Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Investment Agreement.

SECTION 2.    EXERCISE OF WARRANTS.

       (a) Each Warrant evidenced hereby may be exercised by the Holder hereof at any time on or prior to the Expiration Date, the terms and subject to the conditions set forth herein, in accordance with the following schedule: (a) upon completion of the First Triggering Event, the Holder shall exercise two hundred fifty thousand fifty thousand (250,000) of the Warrants, representing one-half of the Warrants governed by this Warrant Certificate, subject to adjustment from time to time as set forth herein; and
              (b) upon completion of the Second Triggering Event, the Holder shall exercise another two hundred fifty thousand (250,000) Warrants, representing (together with the warrants exercised upon completion of the First Triggering Event) all of the Warrants governed by this Warrant Certificate, subject to adjustment from time to time as set forth herein. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the Holder of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within ten (10) business days after the date on which the Corporation first receives clearance of all funds received in payment of the Purchase Price pursuant to this Warrant Certificate, the Corporation shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise (plus a Warrant Certificate for any remaining issued but unexercised Warrants of the Holder). Notwithstanding the foregoing sentence, in the event that any registration or qualification (or filing for exemption from any such requirements) is required prior to the issuance of such securities by the Corporation in accordance with Section 3(b) below, then the obligation to deliver any such certificates shall arise only upon completion of such requirements and at such time as the Corporation may lawfully do so.

       (b) Upon the exercise of the Warrants represented hereby, if the Corporation so requests, Holder shall certify to the Corporation that it is not exercising such Warrants with a view to distribute the Preferred Stock received pursuant to such exercise in violation of the Securities Act.

SECTION 3.    RESERVATION OF SHARES; LISTING; PAYMENT OF TAXES; ETC.

       (a) The Corporation covenants that it will at all times reserve and keep available out of its authorized Preferred Stock, solely for the purpose of issue upon the valid exercise of Warrants, such number of shares of Preferred Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Corporation covenants that all shares of Preferred Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully-paid, non-assessable and free from


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              all taxes, liens and charges with respect to the issuance thereof
              (other than those which the Corporation shall promptly pay or discharge).

       (b) The Corporation shall not be obligated to deliver any securities pursuant to the exercise of the Warrants represented hereby unless and until a registration statement under the Securities Act and/or under any applicable state securities laws and regulations, with respect to such securities is effective, or an exemption from such registration is available to the Corporation at the time of such exercise. The Corporation covenants that if any securities to be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal or state securities law before such securities may be validly issued or delivered upon such exercise, then the Corporation will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. However, in the event that this Warrant Certificate represents Warrants which have been transferred by an initial holder thereof, the Warrants represented hereby may not be exercised by, nor shares of Preferred Stock issued to, the Holder hereof in any state in which such exercise would be unlawful.

       (c) The Corporation shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any shares of Preferred Stock upon exercise of the Warrants; provided, however, that if the shares of Preferred Stock are to be delivered in a name other than the name of the Holder hereof, then no such delivery shall be made unless the person requesting the same has paid to the Corporation the amount of transfer taxes or charges incident thereto, if any.

SECTION 4. LOSS OR MUTILATION. Upon receipt by the Corporation of evidence satisfactory to it of the ownership of, and loss, theft, destruction or mutilation of this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to the Corporation, and (in the case of mutilation) upon surrender and cancellation thereof, the Corporation shall execute and deliver to the Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Each Holder requesting a substitute Warrant Certificate due to loss, theft or destruction shall, prior to receiving such substitute certificate, provide an Affidavit to the Corporation in the form prescribed thereby and signed by such Holder. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Corporation may prescribe.

SECTION 5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES OF PREFERRED STOCK OR WARRANTS.

       (a) Subject to the exceptions referred to in Section 5(g) below, in the event the Corporation shall, at any time or from time to time after the date hereof, sell any shares of Preferred Stock for a consideration per share less than the Purchase Price of the Preferred Stock (as defined below) as of the date of the sale, or issue any shares of Preferred Stock as a stock dividend to the holders of Preferred Stock, or subdivide or combine the outstanding shares of Preferred Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a


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              "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price in effect immediately prior to such Change of Shares shall be reduced, but in no event increased, to a price (the "Adjusted Purchase Price") determined by multiplying the Purchase Price in effect immediately prior to such Change of Shares by a fraction, the numerator of which shall be the sum of the number of shares of Preferred Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Preferred Stock which the aggregate consideration received by the Corporation would purchase at such Purchase Price, and the denominator of which shall be the sum of the number of shares of Preferred Stock outstanding immediately after the issuance of such additional shares. Such adjustment to the Purchase Price shall be made successively whenever an issuance is made after a Change of Shares has occurred.

              Upon each adjustment of the Purchase Price pursuant to this
              Section 5(a), the total number of shares of Preferred Stock purchasable upon the exercise of each Warrant shall become (subject to the provisions contained in Section 5(b) hereof) such number of shares (calculated to the nearest tenth) purchasable at the Purchase Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the applicable Adjusted Purchase Price (rounded to the nearest whole number of shares).

       (b) The Corporation may elect, at its sole discretion, upon any adjustment of the Purchase Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Preferred Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Preferred Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Adjusted Purchase Price. Upon each adjustment of the number of Warrants pursuant to this Section 5(b), the Corporation shall, as promptly as practicable, cause to be distributed to each Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Corporation, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment (and upon surrender thereof, if required by the Corporation) new Warrant Certificates evidencing the aggregate number of Warrants to which such Holder shall be entitled after such adjustment.

       (c) In case of any reclassification, capital reorganization or other change of outstanding shares of Preferred Stock, or in case of any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Preferred Stock), or in case of any sale or conveyance to another corporation of all, or substantially all, of the property of the Corporation (other than a sale/leaseback,


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              mortgage or other financing transaction), the Corporation shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Preferred Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 upon a Change of Shares. The Corporation shall not effect any such consolidation, merger or sale without the written consent of Holders of a majority of the Warrants then outstanding, unless prior to or simultaneously with the consummation thereof the successor (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Corporation, the obligation to deliver to the holder of each Warrant such substitute warrants, shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and the other obligations of the Corporation under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Preferred Stock and to successive consolidations, mergers, sales or conveyances.

       (d) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Preferred Stock purchasable upon exercise of the Warrants, all Warrant Certificates issued (whether prior to or subsequent to any event causing an adjustment thereof) shall continue to express the Purchase Price per share, and the number of shares purchasable thereunder as originally expressed in the Warrant Certificate initially issued to any Holder.

       (e)    After each adjustment of the Purchase Price pursuant to this
              Section 5, the Corporation will promptly prepare a certificate signed by the Chairman or President, and attested by the Secretary or an Assistant Secretary, of the Corporation setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Preferred Stock purchasable upon exercise of each Warrant after such adjustment or, if the Corporation shall have elected to adjust the number of Warrants, the number of Warrants to which the Holder of each Warrant shall then be entitled, and (iii) a brief statement of the facts accounting for such adjustment. The Corporation will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Holder of Warrants at his or her last address as it shall appear on the registry books of the Corporation. No failure to mail such notice nor any defect therein nor in the mailing thereof shall affect the validity thereof The affidavit of the Secretary or an Assistant Secretary of the Corporation that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

       (f) No adjustment to the Purchase Price of the Warrants or to the number of shares of Preferred Stock purchasable upon the exercise of each Warrant will be made, however, (i) upon the issuance or exercise of any options or other securities which


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              may hereafter be granted or exercised under any formally adopted employee or management stock option plan, whether or not such plan is qualified, or (ii) under any other employee benefit or other similar plan of the Corporation; or (iii) upon the sale or exercise of any Warrants; or (iv) upon the sale of any shares of Preferred Stock in a firm commitment, underwritten public offering; or (v) upon the issuance or sale of Preferred Stock upon the exercise of any rights or warrants (including, without limitation, the Warrants) to subscribe for or purchase, or any options for the purchase of, Preferred Stock, whether or not such rights, warrants or options were outstanding on thc date of the original sale of the Warrants or were thereafter issued or sold.

       (g) As used in this Section 5, references to "Preferred Stock" shall mean and include

       ***PAGE 8 MISSING FROM DOCUMENT***

                     EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED."

       (b) Except as otherwise provided in this Section 6, each Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

                     "THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH WARRANTS MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, MORTGAGED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE WRITTEN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO ICX ELECTRONICS.COM, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. NO TRANSFER OF ANY SUCH WARRANT SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED."

       (c) The legend requirements of Sections 6(a) and 6(b) above shall terminate as to any particular Warrant or share of Preferred Stock
              (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Corporation shall have received an opinion of counsel reasonably satisfactory to it that such shares may be sold to the public without registration thereof under the Securities Act. Whenever the legend requirements imposed by this
              Section 6 shall terminate as to any share of Preferred Stock purchased pursuant to a Warrant represented hereby, as hereinabove provided, the Holder hereof shall be entitled to receive from the Corporation, at Corporation's expense, a new certificate representing such Preferred Stock not bearing the restrictive legend set forth in Section 6(a).

SECTION 7. RIGHTS OF ACTION. All rights of action with respect to the Warrants are vested in the Holders of the Warrants, and any Holder of a Warrant, without consent of the


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              holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Corporation his right to exercise his Warrants for the purchase of shares of Preferred Stock in the manner provided in this Warrant Certificate.

SECTION 8. AGREEMENT OF WARRANT HOLDERS. Every holder of Warrant, by his acceptance thereof, consents and agrees with the Corporation and every other holder of a Warrant that:

       (a) This Warrant may not be transferred to any person without the prior written consent of the Corporation, provided, however, that no consent shall be required for the transfer of this Warrant to any corporation which is controlled by, controls or is under common control with the Holder.

       (b) The Warrants are transferable only on the registry books of the Corporation by the Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Corporation, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Corporation in its reasonable discretion, together with payment of any applicable transfer taxes; and

       (c) The Corporation may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary.

SECTION 9. MODIFICATION OF WARRANTS. This Agreement may be modified, supplemented or altered in any respect only with the consent in writing of the Holder; provided, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Purchase Price therefor, or the acceleration of the Expiration Date, shall be made without the consent in writing of the Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed or are made in compliance with applicable law.

SECTION 10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Corporation; if to the Corporation, at 400 Camino de Estrella, Suite C, San Clemente, California 92672, Attention: Gary Lotzer, President/CEO, or at such other address as may have been furnished to the Holder in writing by the Corporation.

SECTION 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby


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              agree to accept the exclusive jurisdiction of the Courts of the
              State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

       IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized, as of the date set forth below.


ICX ELECTRONICS.COM                         ATTEST:


By: /s/ GARY E. LOTZER                      By: /s/ JOAN SEILER
   ------------------------------              -----------------------------
   Gary E. Lotzer                              Joan Seiler
   President/CEO                               Assistant Secretary

                                            DATE:   6/14/00
                                                 ---------------------------


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